                                                                  Exhibit 99.1

                                 Monthly Servicer's Certificate
                      American Express Travel Related Services Company, Inc.
                          ----------------------------------------------
                                  American Express Master Trust
                          ----------------------------------------------
          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of June 30, 1992 (as Amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

      1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04(c) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

      2.    TRS is Servicer under the Agreement.

      3.    The undersigned is a Servicing Officer.

      4. This Certificate relates to the Distribution Date occurring on June 17, and the related Due Period from June 1 through
            June 30, 1996

      A.    Information Regarding the American Express Master Trust

      1.    Trust Principal Component as of the
            end of the preceding Due Period.....             $6,037,395,495.41
      2.    Aggregate Invested Amounts as of the
            end of the preceding Due Period.....             $2,645,502,644.00
      3.    Transferor Amount as of the
            end of the preceding Due Period.....             $3,391,892,851.41
      4.(a) Transferor Percentage as of the
            end of the second preceding Due Period.....             57.163885%
      4.(b) Transferor Percentage as of the
            end of the preceding Due Period.....                    56.181392%
      5.    Aggregate Excess Principal Collections for
            the preceding Due Period.....                    $1,948,259,715.66
      6.    Aggregate Principal Shortfalls for
            the preceding Due Period.....                                $0.00

                                 Monthly Servicer's Certificate
                      American Express Travel Related Services Company, Inc.

      B. Information Regarding Performance of the American Express Master Trust Receivable Pool

      1.    The aggregate Receivable balance as of

        (a) the beginning of the preceding Due Period was
            equal to..........                               $6,366,876,044.33

        (b) the end of the preceding Due Period was
            equal to..........                               $6,224,119,067.43

      2.    The Yield Factor in effect from
            June 1 through June 30, 1996 was equal to.....             3.0000%

      3.    The aggregate amount of billed Receivables
            as of the beginning of the preceding
            Due Period was equal to..........                $6,026,088,200.77

      4.(a) The aggregate amount of Collections on Receivables,
            exclusive of recoveries for the preceding Due Period
            was equal to..........                           $4,671,422,366.17

      4.(b) The aggregate balance of Receivables
            deposited to the Collection Account
            pursuant to Sections 2.04(d) and 3.03
            of the Agreement for the preceding Due Period
            was equal to..........                                       $0.00

      5.    The aggregate amount of Principal Collections
            for the preceding Due Period
            was equal to..........                           $4,531,279,695.18

      6.    The aggregate amount of Yield Collections
            for the preceding Due Period
            was equal to..........                             $140,142,670.99

      7.    Gross Losses
            [The aggregate amount of Receivables for all Accounts
            which became Defaulted Accounts during the
            preceding Due Period] was equal to..........        $21,144,757.99

      8.    The aggregate amount of Recoveries
            for the preceding Due Period
            was equal to..........                               $3,731,096.91

      9.(a) Net Losses [Gross Losses, less Recoveries]
            for the preceding Due Period
            was equal to..........                              $17,413,661.08

      9.(b) The Default Amount [Net Losses, times
            (1 minus the Yield Factor)]
            for the preceding Due Period
            was equal to..........                              $16,891,251.25

     10.    Delinquent Balances
            The aggregate amount of outstanding balances in the
            Accounts that were delinquent as of such Accounts'
            cycle billing date occurring during the
            preceding Due Period:
                                                             Aggregate Balance
                                                             -----------------
      (a)   30-59 Days                                          115,913,686.16
      (b)   60-89 Days                                           49,967,353.91
      (c)   90-119 Days                                          38,874,448.07
      (d)   120 days or more                                    181,405,295.77
            Total                                               386,160,783.91

                                 Monthly Servicer's Certificate
                      American Express Travel Related Services Company, Inc.

      C. Information Regarding Performance of the American Express Master Trust Receivable Pool (Percentage Basis)

      1.    The aggregate amount of Charge Volume and Fees
            for the preceding Due Period.....                $4,549,810,147.26

      2.    Computed yield as a percentage of Charge Volume and Fees
            [Yield Collections for the preceding Due Period
            divided by the aggregate amount of Charge Volume and Fees
            for the preceding Due Period].....                         3.0802%

      3.    Gross Losses as a Percentage of Charge Volume and Fees
            [Gross Losses, divided by the aggregate amount of Charge
            Volume and Fees for the preceding Due Period]......        0.4647%

      4.    Recovery rate [Recoveries, divided by
            the aggregate amount of Charge Volume and Fees
            for the preceding Due Period].....                         0.0820%

      5.    Net Losses as a Percentage of Charge Volume and Fees
            [Net Losses, divided by the aggregate amount of Charge
            Volume and Fees for the preceding Due Period]......        0.3827%

      6. Computed Net Yield as a Percentage of Charge Volume and Fees [Yield Collections less Net Losses, divided by the aggregate amount of Charge Volume and Fees
            for the preceding Due Period].....                         2.6975%

      7.    Average Monthly Payment rate for the Due Period
            [Collections on Receivables, excluding Recoveries
            for the preceding Due Period, divided by the
            aggregate amount of billed Receivables as of
            the beginning of the preceding Due Period].....           77.5200%

      8.    Receivable turnover rate
            Charge Volume and Fees for the previous twelve Due Periods divided by the arithmetic average of month-end Receivable
            balances for the previous twelve Due Periods, including the Receivable balance at the beginning of such twelve month
            period                                                      9.0874

      9.    Delinquency rates
            [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:

      (a)   30-59 Days                                                 1.8961%
      (b)   60-89 Days                                                 0.8174%
      (c)   90-119 Days                                                0.6359%
      (d)   120 or More Days                                           2.9675%

                              Monthly Servicer's Certificate
                  American Express Travel Related Services Company, Inc.

D.    Information Regarding the Privileged Assets Program

1.    Estimated Trust Privileged Assets Billed Amounts
      for the second preceding Due Period...........            $19,934,151.00

2.    Privileged Assets Applied Dilution Factor for the
      second preceding Due Period...........                            30.11%

3.    Privileged Assets Calculated Amount for the
      preceding Due Period...........                            $5,822,108.00

4.    Trust Principal Component as of the end of the
      preceding Due Period(reduced by the Privileged
      Assets Calculated Amount for the preceding
      Due Period).........                                   $6,031,573,388.00

5.    Minimum Trust Principal Component........              $2,843,500,000.00

6.    Transferor Amount(reduced by the Privileged
      Assets Calculated Amount for the preceding
      Due Period)as of the end of the preceding
      Due Period........                                     $3,386,070,744.00

7.    The Trust Principal Component as of the end
      of the preceding Due Period(reduced by the
      privileged Assets Calculated Amount for the
      preceding Due Period)[Item 4]was not less
      than the Minimum Trust Principal Component [Item 5].                 Yes

8.    Transferor Amount(reduced by the Privileged
      Assets Calculated Amount for the preceding Due
      Period)[Item 6]as a percentage of the Trust Principal
      Component(reduced by the Privileged Assets
      Calculated Amount for the preceding Due Period) [Item 4].         56.14%

9.    The Transferor Amount(reduced by the Privileged
      Assets Calculated Amount for the preceding Due
      Period)[Item 6] was not less than 3.0% of the
      Trust Principal Component(reduced by the Privileged
      Assets Calculated Amount for the preceding Due Period)
      [Item 4]..........                                                   Yes


                                                                   Page 4

                              Monthly Servicer's Certificate
                  American Express Travel Related Services Company, Inc.

10.   Estimated Trust Privileged Assets Billed Amounts
      for the second preceding Due Period [Item 1]as a
      percentage of Trust Principal Component for the
      preceding Due Period(as reduced)[Item 4].............           00.3305%

11.   Item 10 does not exceed 1% at the same time as
      Item 8 is less than 17%.                                           Yes

12.   Average of the Privileged Assets Monthly Payment
      Rates for the 6 month period ending on the last
      day of the second preceding Due Period.                           96.18%

13.   Trust Average Monthly Payment Rate for the preceding
      Due Period.                                                     77.9271%

                              Monthly Servicer's Certificate
                  American Express Travel Related Services Company, Inc.


14.   110% of Item 13.........                                        85.7198%

15.   Item 12 is not less than Item 14 at the same time
      as Item 8 is less than 17%.                                        Yes

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8th day of July.





                                   American Express
                                   Travel Related Services
                                   Company, Inc.
                                   Servicer,
                                      By:/s/Anthony Bonanno
                                         -----------------
                                       Name:    Anthony Bonanno
                                       Title:   Vice President and
                                                Controller - North America

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1992-1
                     -----------------------------------------------------
                   Schedule - to Monthly Servicer's Certificate with respect
                           to the Series 1992-1 Certificates

      A. Information Regarding American Express Master Trust Series 1992-1 Allocation Percentages

      1.    Floating Allocation Percentage as of the end               8.5672%
            of the second preceding Due Period.....
                                                                           N/A
      2.    Fixed Allocation Percentage.....

      3.(a) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Yield Collections.....                                       $0.00

      3.(b) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Principal Collections.....                                   $0.00

      4.    The amount of Yield Collections allocable to
            Series 1992-1 [Floating Allocation
            Percentage, times Yield Collections].....           $12,006,335.02

      5. The amount of Principal Collections allocable to Series 1992-1:

        (a) During the Revolving Period [Floating
            Allocation Percentage, times Principal
            Collections], treated as Excess Principal
            Collections....                                    $388,204,832.17

        (b) During the Accumulation Period or an
            Amortization Period [Fixed
            Allocation Percentage, times Principal
            Collections].....                                            $0.00

     6.    The Investor Default Amount allocable to
            Series 1992-1 [Floating Allocation
            Percentage, times Default Amount]....                $1,447,111.14

      B.    Information Regarding the Application of Funds on
            Deposit in the Collection Account for the Series 1992-1 Certificates, pursuant to Section 4.08 of the Series Supplement

      1.    Class A Monthly Interest                             $2,520,833.33

      2.    Class B Monthly Interest                               $151,565.26

      3.    Investor Monthly Servicing Fee                         $881,834.21

      4.    Reimbursement of Class A Investor Charge offs                $0.00

      5.    Investor Default Amount                              $1,447,111.14

      6.    Unpaid Class B Interest                                      $0.00

      7.    Reimbursement of Class B Investor Charge offs                $0.00

      8.    Excess Yield Collections                             $7,004,991.08

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
                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1992-1
                     -----------------------------------------------------

      C.    Information on the Application of Principal
            Collections to the Collection Account
            regarding Series 1992-1 Certificates

      1.    Class A Monthly Principal deposited to the
            Collection Account
            for distribution to Class A Certificateholders               $0.00

      2.    Class B Monthly Principal deposited to the
            Collection Account
            for distribution to Class B Certificateholders               $0.00

      3.    Series 1992-1 Principal Shortfalls                           $0.00

      4.    Excess Principal Collections allocable from other Series
            deposited to the Series 1992-1 Collection Account
            for distribution to Certificateholders                       $0.00

      5.    Excess Principal Collections allocable to other
            Series                                             $389,651,943.31

      D.    Information Regarding the Series 1992-1 Class A
            Interest Funding Account

      1.    Beginning Balance                                   $12,604,166.65

      2.    Deposit from Collection Account                      $2,520,833.33

      3.    Withdrawal to Class A Certificateholders, if any    $15,124,999.98

      4.    Ending Balance                                               $0.00

      E. Information Regarding Series 1992-1 Accrued and Unpaid Amounts

      1.    The amount of any Class A Monthly Interest
            previously due but not deposited in the Class A
            Interest Funding Account on a prior
            Distribution Date....                                        $0.00

      2.    The amount of additional interest [at the Class A
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Interest Payment Date or
            Special Payment Date....                                     $0.00

      3.    The amount of any Class B Monthly Interest
            previously due but not distributed to Class B
            Certificateholders on a prior
            Distribution Date....                                        $0.00

      4.    The amount of additional interest [at the Class B
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Distribution Date....                          $0.00

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1992-1
                     -----------------------------------------------------

      F.    Information Regarding Series 1992-1 Certificate
            Balances, Invested Amounts, and Investor Charge Offs
            (for the preceding Due Period)

      1.    Class A Certificate Balance                        $500,000,000.00

      2.    Class B Certificate Balance                         $29,100,529.00

      3.    Class A Invested Amount                            $500,000,000.00

      4.    Class B Invested Amount                             $29,100,529.00

      5.    Class A Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      6.    Class B Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      7.    Unreimbursed Class A Investor Charge Offs                    $0.00

      8.    Unreimbursed Class B Investor Charge Offs                    $0.00

      G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

      1.    Total Class A distributions                         $15,124,999.98

      2.    Class A interest distributions                      $15,124,999.98

      3.    Class A principal distributions                              $0.00

      4.    Total Class B distributions                            $151,565.26

      5.    Class B interest distributions                         $151,565.26

      6.    Class B principal distributions                              $0.00

      H.    The Series 1992-1 Factors

      1. The Series 1992-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class A Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class A Invested Amount that will occur on the
            following Distribution Date) to the Initial Class A
            Invested Amount] (rounded to seven decimal places)....  1.0000000%

      2. The Series 1992-1 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class B Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class B Invested Amount that will occur on the
            following Distribution Date) to the Initial Class B
            Invested Amount] (rounded to seven decimal places)....  1.0000000%

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1992-1
                     -----------------------------------------------------
Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1992-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8th day of July.



                                       American Express
                                       Travel Related Services Company, Inc.
                                       Servicer,

                                       By: /s/ Anthony Bonanno
                                          ________________________________
                                          Anthony Bonanno
                                          Vice President and
                                          Controller - North America

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
               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1992-2
               -----------------------------------------------------

              Schedule - to Monthly Servicer's Certificate with respect
                      to the Series 1992-2 Certificates



 A.    Information Regarding American Express Master Trust Series
       1992-2 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                    8.5672%

 2.    Fixed Allocation Percentage.....                               N/A

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1992-2 [Floating Allocation
       Percentage, times Yield Collections].....           $12,006,335.02

 5. The amount of Principal Collections allocable to Series 1992-2:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $388,204,832.17

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1992-2 [Floating Allocation
       Percentage, times Default Amount]....                $1,447,111.14


 B.    Information Regarding the Application of Funds on
       Deposit in the Collection Account for the Series 1992-2 Certificates, pursuant to Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest                             $2,750,000.00

 2.    Class B Monthly Interest                               $164,903.00

 3.    Investor Monthly Servicing Fee                         $881,834.21

 4.    Reimbursement of Class A Investor Charge offs                $0.00

 5.    Investor Default Amount                              $1,447,111.14

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $6,762,486.67

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1992-2
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1992-2 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly Principal deposited to the
       Collection Account for distribution
       to Class B Certificateholders                                $0.00

 3.    Series 1992-2 Principal Shortfalls                           $0.00

 4.    Excess Principal Collections allocable from other Series
       deposited to the Series 1992-2 Collection Account
       for distribution to Certificateholders                       $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $389,651,943.31

 D.    Information Regarding the Series 1992-2 Class A
       Interest Funding Account

 1.    Beginning Balance                                   $13,750,000.00

 2.    Deposit from Collection Account                      $2,750,000.00

 3.    Withdrawal to Class A Certificateholders, if any    $16,500,000.00

 4.    Ending Balance                                               $0.00

 E. Information Regarding Series 1992-2 Accrued and Unpaid Amounts

 1.    The amount of any Class A Monthly Interest
       previously due but not deposited in the Class A
       Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2.    The amount of additional interest [at the Class A
       Certificate Rate] with respect to interest
       amounts that were due but not paid
       on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

 3.    The amount of any Class B Monthly Interest
       previously due but not distributed to Class B
       Certificateholders on a prior
       Distribution Date....                                        $0.00

 4.    The amount of additional interest [at the Class B
       Certificate Rate] with respect to interest
       amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1992-2
               -----------------------------------------------------

 F.    Information Regarding Series 1992-2 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $500,000,000.00

 2.    Class B Certificate Balance                         $29,100,529.00

 3.    Class A Invested Amount                            $500,000,000.00

 4.    Class B Invested Amount                             $29,100,529.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00

 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                         $16,500,000.00

 2.    Class A interest distributions                      $16,500,000.00

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $164,903.00

 5.    Class B interest distributions                         $164,903.00

 6.    Class B principal distributions                              $0.00


 H.    The Series 1992-2 Factors

 1. The Series 1992-2 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1992-2 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1992-2
               -----------------------------------------------------
Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1992-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8th day of July.





                               American Express
                               Travel Related Services Company, Inc.
                               Servicer,

                               by: /s/Anthony Bonanno
                                  -------------------
                                   Anthony Bonanno
                                   Vice President and
                                   Controller - North America

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1993-1
               -----------------------------------------------------
               Schedule - to Monthly Servicer's Certificate with respect
                      to the Series 1993-1 Certificates

 A.    Information Regarding American Express Master Trust Series
       1993-1 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                   10.2807%

 2.    Fixed Allocation Percentage.....                               N/A

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1993-1 [Floating Allocation
       Percentage, times Yield Collections].....           $14,407,602.02

 5. The amount of Principal Collections allocable to Series 1993-1:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $465,845,798.50

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1993-1 [Floating Allocation
       Percentage, times Default Amount]....                $1,736,533.38


 B.    Information Regarding the Application of Funds on
       Deposit in the Collection Account for the Series 1993-1 Certificates, pursuant to Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest                             $2,687,500.00

 2.    Class B Monthly Interest                               $160,052.91

 3.    Investor Monthly Servicing Fee                       $1,058,201.06

 4.    Reimbursement of Class A Investor Charge offs                $0.00

 5.    Investor Default Amount                              $1,736,533.38

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $8,765,314.67

                                                                Page 1

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1993-1
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1993-1 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly Principal deposited to the
       Collection Account for distribution
       to Class B Certificateholders                                $0.00

 3.    Series 1993-1 Principal Shortfalls                           $0.00

 4.    Excess Principal Collections allocable from other Series
       deposited to the Series 1993-1 Collection Account
       for distribution to Certificateholders                       $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $467,582,331.88


 D.    Information Regarding the Series 1993-1 Class A
       Interest Funding Account

 1.    Beginning Balance                                    $8,062,500.00

 2.    Deposit from Collection Account                      $2,687,500.00

 3.    Withdrawal to Class A Certificateholders, if any             $0.00

 4.    Ending Balance                                      $10,750,000.00


 E. Information Regarding Series 1993-1 Accrued and Unpaid Amounts

 1.    The amount of any Class A Monthly Interest
       previously due but not deposited in the Class A
       Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2.    The amount of additional interest [at the Class A
       Certificate Rate] with respect to interest
       amounts that were due but not paid
       on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

 3.    The amount of any Class B Monthly Interest
       previously due but not distributed to Class B
       Certificateholders on a prior
       Distribution Date....                                        $0.00

 4.    The amount of additional interest [at the Class B
       Certificate Rate] with respect to interest
       amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

                                                                 Page 2

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1993-1
               -----------------------------------------------------


 F.    Information Regarding Series 1993-1 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $600,000,000.00

 2.    Class B Certificate Balance                         $34,920,635.00

 3.    Class A Invested Amount                            $600,000,000.00

 4.    Class B Invested Amount                             $34,920,635.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                                  $0.00

 2.    Class A interest distributions                               $0.00

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $160,052.91

 5.    Class B interest distributions                         $160,052.91

 6.    Class B principal distributions                              $0.00


 H.    The Series 1993-1 Factors

 1. The Series 1993-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1993-1 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1993-1
               -----------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1993-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8th day of July.



                               American Express
                               Travel Related Services Company, Inc.
                               Servicer,

                               by: /s/Anthony Bonanno
                                  -------------------
                                   Anthony Bonanno
                                   Vice President and
                                   Controller - North America

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-1
               -----------------------------------------------------


 A.    Information Regarding American Express Master Trust Series
       1994-1 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                    5.1403%

 2.    Fixed Allocation Percentage.....                               N/A

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1994-1 [Floating Allocation
       Percentage, times Yield Collections].....            $7,203,801.00

 5. The amount of Principal Collections allocable to Series 1994-1:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $232,922,899.03

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1994-1 [Floating Allocation
       Percentage, times Default Amount]....                  $868,266.69


 B.    Information Regarding the Application of Funds on
       Deposit in the Collection Account for the Series 1994-1 Certificates, pursuant to Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest                             $1,787,500.00

 2.    Class B Monthly Interest                               $106,944.44

 3.    Investor Monthly Servicing Fee                         $529,100.53

 4.    Reimbursement of Class A Investor Charge offs                $0.00

 5.    Investor Default Amount                                $868,266.69

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $3,911,989.34

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-1
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1994-1 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly Principal deposited to the
       Collection Account for distribution
       to Class B Certificateholders                                $0.00

 3.    Series 1994-1 Principal Shortfalls                           $0.00

 4.    Excess Principal Collections allocable from other Series
       deposited to the Series 1994-1 Collection Account
       for distribution to Certificateholders                       $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $233,791,165.72


 D.    Information Regarding the Series 1994-1 Class A
       Interest Funding Account

 1.    Beginning Balance                                    $5,362,500.00

 2.    Deposit from Collection Account                      $1,787,500.00

 3.    Withdrawal to Class A Certificateholders, if any             $0.00

 4.    Ending Balance                                       $7,150,000.00


 E. Information Regarding Series 1994-1 Accrued and Unpaid Amounts

 1.    The amount of any Class A Monthly Interest
       previously due but not deposited in the Class A
       Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2.    The amount of additional interest [at the Class A
       Certificate Rate] with respect to interest
       amounts that were due but not paid
       on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

 3.    The amount of any Class B Monthly Interest
       previously due but not distributed to Class B
       Certificateholders on a prior
       Distribution Date....                                        $0.00

 4.    The amount of additional interest [at the Class B
       Certificate Rate] with respect to interest
       amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

                                                               Page 2

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-1
               -----------------------------------------------------



 F.    Information Regarding Series 1994-1 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $300,000,000.00

 2.    Class B Certificate Balance                         $17,460,317.00

 3.    Class A Invested Amount                            $300,000,000.00

 4.    Class B Invested Amount                             $17,460,317.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                                  $0.00

 2.    Class A interest distributions                               $0.00

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $106,944.44

 5.    Class B interest distributions                         $106,944.44

 6.    Class B principal distributions                              $0.00


 H.    The Series 1994-1 Factors

 1. The Series 1994-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1994-1 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%


                                                                Page 3

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-1
               -----------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8th day of July.




                               American Express
                               Travel Related Services Company, Inc.
                               Servicer,

                               by: /s/Anthony Bonanno
                                  -------------------
                                   Anthony Bonanno
                                   Vice President and
                                   Controller - North America

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
               -----------------------------------------------------
              Schedule - to Monthly Servicer's Certificate with respect
                      to the Series 1994-2 Certificates


 A.    Information Regarding American Express Master Trust Series
       1994-2 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                    5.1403%

 2.    Fixed Allocation Percentage.....                               N/A

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1994-2 [Floating Allocation
       Percentage, times Yield Collections].....            $7,203,801.00

 5. The amount of Principal Collections allocable to Series 1994-2:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $232,922,899.03

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1994-2 [Floating Allocation
       Percentage, times Default Amount]....                  $868,266.69


 B.    Information Regarding the Application of Funds on
       Deposit in the Collection Account for the Series 1994-2 Certificates, pursuant to Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest                             $1,900,000.00

 2.    Class B Monthly Interest                               $112,764.55

 3.    Investor Monthly Servicing Fee                         $529,100.53

 4.    Reimbursement of Class A Investor Charge offs                $0.00

 5.    Investor Default Amount                                $868,266.69

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $3,793,669.23

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
               -----------------------------------------------------


 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1994-2 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly Principal deposited to the
       Collection Account for distribution
       to Class B Certificateholders                                $0.00

 3.    Series 1994-2 Principal Shortfalls                           $0.00

 4.    Excess Principal Collections allocable from other Series
       deposited to the Series 1994-2 Collection Account
       for distribution to Certificateholders                       $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $233,791,165.72


 D.    Information Regarding the Series 1994-2 Class A
       Interest Funding Account

 1.    Beginning Balance                                    $5,700,000.00

 2.    Deposit from Collection Account                      $1,900,000.00

 3.    Withdrawal to Class A Certificateholders, if any             $0.00

 4.    Ending Balance                                       $7,600,000.00


 E. Information Regarding Series 1994-2 Accrued and Unpaid Amounts

 1.    The amount of any Class A Monthly Interest
       previously due but not deposited in the Class A
       Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2.    The amount of additional interest [at the Class A
       Certificate Rate] with respect to interest
       amounts that were due but not paid
       on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

 3.    The amount of any Class B Monthly Interest
       previously due but not distributed to Class B
       Certificateholders on a prior
       Distribution Date....                                        $0.00

 4.    The amount of additional interest [at the Class B
       Certificate Rate] with respect to interest
       amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
               -----------------------------------------------------



 F.    Information Regarding Series 1994-2 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $300,000,000.00

 2.    Class B Certificate Balance                         $17,460,317.00

 3.    Class A Invested Amount                            $300,000,000.00

 4.    Class B Invested Amount                             $17,460,317.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                                  $0.00

 2.    Class A interest distributions                               $0.00

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $112,764.55

 5.    Class B interest distributions                         $112,764.55

 6.    Class B principal distributions                              $0.00


 H.    The Series 1994-2 Factors

 1. The Series 1994-2 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1994-2 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
               -----------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8th day of July.




                               American Express
                               Travel Related Services Company, Inc.
                               Servicer,

                               by: /s/Anthony Bonanno
                                  -------------------
                                   Anthony Bonanno
                                   Vice President and
                                   Controller - North America

                                                                 Page 4

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
               -----------------------------------------------------
              Schedule - to Monthly Servicer's Certificate with respect
                      to the Series 1994-3 Certificates



 A.    Information Regarding American Express Master Trust Series
       1994-3 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                    5.1403%

 2.    Fixed Allocation Percentage.....                               N/A

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1994-3 [Floating Allocation
       Percentage, times Yield Collections].....            $7,203,801.00

 5. The amount of Principal Collections allocable to Series 1994-3:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $232,922,899.03

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1994-3 [Floating Allocation
       Percentage, times Default Amount]....                  $868,266.69


 B.    Information Regarding the Application of Funds on
       Deposit in the Collection Account for the Series 1994-3 Certificates, pursuant to Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest                             $1,962,500.00

 2.    Class B Monthly Interest                               $115,674.60

 3.    Investor Monthly Servicing Fee                         $529,100.53

 4.    Reimbursement of Class A Investor Charge offs                $0.00

 5.    Investor Default Amount                                $868,266.69

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $3,728,259.18

                                                                 Page 1

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1994-3 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly Principal deposited to the
       Collection Account for distribution
       to Class B Certificateholders                                $0.00

 3.    Series 1994-3 Principal Shortfalls                           $0.00

 4.    Excess Principal Collections allocable from other Series
       deposited to the Series 1994-3 Collection Account
       for distribution to Certificateholders                       $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $233,791,165.72


 D.    Information Regarding the Series 1994-3 Class A
       Interest Funding Account

 1.    Beginning Balance                                    $5,887,500.00

 2.    Deposit from Collection Account                      $1,962,500.00

 3.    Withdrawal to Class A Certificateholders, if any             $0.00

 4.    Ending Balance                                       $7,850,000.00


 E. Information Regarding Series 1994-3 Accrued and Unpaid Amounts

 1.    The amount of any Class A Monthly Interest
       previously due but not deposited in the Class A
       Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2.    The amount of additional interest [at the Class A
       Certificate Rate] with respect to interest
       amounts that were due but not paid
       on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

 3.    The amount of any Class B Monthly Interest
       previously due but not distributed to Class B
       Certificateholders on a prior
       Distribution Date....                                        $0.00

 4.    The amount of additional interest [at the Class B
       Certificate Rate] with respect to interest
       amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
               -----------------------------------------------------



 F.    Information Regarding Series 1994-3 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $300,000,000.00

 2.    Class B Certificate Balance                         $17,460,317.00

 3.    Class A Invested Amount                            $300,000,000.00

 4.    Class B Invested Amount                             $17,460,317.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                                  $0.00

 2.    Class A interest distributions                               $0.00

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $115,674.60

 5.    Class B interest distributions                         $115,674.60

 6.    Class B principal distributions                              $0.00


 H.    The Series 1994-3 Factors

 1. The Series 1994-3 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1994-3 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
               -----------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-3 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8th day of July.





                               American Express
                               Travel Related Services Company, Inc.
                               Servicer,

                               by: /s/Anthony Bonanno
                                  -------------------
                                   Anthony Bonanno
                                   Vice President and
                                   Controller - North America


                                                                 Page 4